UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2014

Commission File Number	Exact name of registrant as specified in its charter and principal office address and telephone number	State of Incorporation	I.R.S. Employer Identification No.
001-16163	WGL Holdings, Inc. 101 Constitution Ave., N.W. Washington, D.C. 20080 (703) 750-2000	Virginia	52-2210912

Former name or former address, if changed, since last report: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01.	Other Events.

On August 28, 2014, WGL Holdings, Inc. (the “Company”), entered into an indenture, by and between the Company and The Bank of New York Mellon, as trustee (the “Indenture”). The Indenture contains certain covenants and events of default and other customary provisions.

A copy of the Indenture is attached as Exhibit 4.1 to this Current Report on Form 8-K, which is incorporated herein by reference. The foregoing discussion of the Indenture in this report is a summary and is qualified in its entirety by the terms of the Indenture.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Indenture, dated August 28, 2014, by and among WGL Holdings, Inc. and The Bank of New York Mellon, as Trustee

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WGL Holdings, Inc.

Date: October 15, 2014	/s/ William R. Ford
William R. Ford
Vice President and Chief Accounting Officer
(Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated August 28, 2014, by and among WGL Holdings, Inc. and The Bank of New York Mellon, as Trustee